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                                                                    EXHIBIT 23.2

                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS CONSENT

     We hereby consent to the inclusion in this Registration Statement on Form S-1 of our report dated May 21, 2003 (except for Note C, as to which the Date is June 5, 2003), relating to our audit of the Statement of Financial Condition of RefcoFund Holdings, LLC as of February 28, 2003. We also consent to the reference to us under the heading "Experts" in this Registration Statement.


Grant Thornton LLP
New York, New York
July 24, 2003